                                                                    Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS


Case Name:      ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:    01-47641, 01-47642, 01-47643, 01-47644


                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                         FOR MONTH ENDING MARCH 31, 2002

Comes now ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing March 1, 2002 and ending March 31, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2-5  Monthly Reporting Questionnaire (Attachment 1)

Page 6-7  Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 8    Summary of Accounts Receivable (form OPR-3)

Page 9-10 Schedule of Post-petition Liabilities (Form OPR-4)

Page 11   Income Statement (Form OPR-5)

Page 12   Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.



Date: April 25, 2002                          DEBTOR (S) - IN-POSSESSION


                               By:                 /s/ Joseph S. Driscoll
                                              ----------------------------------
                                                         (Signature)

                               Name & Title:  Joseph S. Driscoll
                                              Executive Vice President and
                                              Chief Financial Officer

                               Address:       2 Cabot Road
                                              Hudson, Massachusetts 01749

                               Telephone No.: 978-567-4000

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:          ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                    CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:        01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:           March 1, 2002 - March 31, 2002

1.   Payroll:   State the amount of all executive wages paid and taxes
     --------   withheld and paid.



                                                                                        Taxes Withheld
      Name and Title of Executive               Gross Wages           Net Wages           Due & Paid
      -----------------------------------       -----------           ---------           ----------
   Pino, John A.       CEO                      $ 26,923.08          $15,503.85          $ 9,933.26
   Young, John         VP of HR                   11,538.47            6,395.07            3,281.85
   Gorgone, Chris      Treasurer                  15,384.64            9,073.84            5,266.63
   Driscoll, Joe       CFO                        15,384.56            9,198.58            5,076.02
   Scioli, Blaise      EVP-Cable Division         18,461.56           11,138.88            7,135.80
   Barnier, Gary       SVP of Ops - NA            13,846.16            8,244.22            4,485.04
                                                  ---------            --------            --------
   TOTAL PAYROLL                                $101,538.47          $59,554.44          $35,178.60

2. Insurance: Is workers' compensation and other insurance in effect? Yes --------- Are payments current? Yes
                Changes in the month are indicated below.


COVERAGE      COMPANY             POLICY #             AMOUNT             TERM          PREMIUM
--------      -------             --------             ------             ----          -------
  D&O         Genesis             YXB000666F         10,000,000          3/29/02-          165,000
                                                                         3/29/03      Run Off Tail

  D&O         Executive Risk      81680830            5,000,000          3/29/02-           52,500
                                                                         3/29/03      Run Off Tail

  D&O         Kemper              3DY00207900        10,000,000          3/29/02-           60,000
                                                                         3/29/03      Run Off Tail

  D&O         TIG                 XD038844963         5,000,000          3/29/02-           26,250
                                                                         3/29/03        + 1050 Tax
                                                                                      Run Off Tail

  D&O         Royal               RHS608921           5,000,000          3/29/02-           33,750
                                                                         3/29/03      Run Off Tail

  D&O         Old Republic        CUG25992            5,000,000          3/29/02-           45,000
                                                                         3/29/03      Run Off Tail

  D&O         Greenwich Ins.      TBD                20,000,000          3/29/02-          625,000
                                                                         3/29/03               New

 Workers      Kemper              2BH072932-01       500/500/500         6/19/01-          669,300
  Comp.                                                                  6/19/02

  Crime       Kemper              3F023571-00         1,000,000          6/19/01-           25,347
                                                   Emp. Dishonesty       6/19/02


COVERAGE      COMPANY             POLICY #             AMOUNT             TERM          PREMIUM
--------      -------             --------             ------             ----          -------
                                                    1,000,000
                                                     Forgery

                                                    1,000,000
                                                      Theft

                                                    1,000,000
                                                  Computer Fraud

Package       Kemper           3MG21849701         292,432,000           6/19/01-        718,946
                                                  Blanket Bldgs.         6/19/02
                                                       & PP

                                                    75,000,000
                                                       BII

                                                      25,000
                                                    Deductible

                                                    10,000,000
                                                      Flood

                                                   50,000 Ded.

MA Auto.      Kemper           F2Y045501-01          1,000,000           6/19/01-         27,895
                                                                         6/19/02

Out of State  Kemper           X2P082474-00          1,000,000           6/19/01-         30,898
Autos.                                                                   6/19/02

Transit       Kemper           30T673698             1,000,000           6/19/01-        326,500
                                                 Each Conveyance         6/19/02

Umbrella      Kemper           9SX068105-01         50,000,000           6/19/01-        124,885
                                                                         6/19/02

Foreign       Kemper           QD602388-00           1,000,000           6/19/01-         10,350
International                                                            6/19/02
Employees
Liability

DIC           Lloyds           ND064400A             2,500,000           2/4/01-         150,000
              Primary                                                    2/4/02           Lapsed


DIC           Lloyds - 1st     ND064410A             7,500,000           2/4/01-          68,000
              Excess                                                     2/4/02           Lapsed

DIC           Lloyds - 2nd     NN064420A            15,000,000           2/4/01-       11,320.80
              Excess                                                     2/4/02           Lapsed

DIC           Lloyds - 3rd     NN064430A            36,169,922           2/4/01-          12,500
              Excess                                                     2/4/02           Lapsed

Fiduciary     Chubb            81480684              2,000,000          3/12/02-           2,100
Liability                                                               3/12/03          Renewed


EPL           Chubb            81480684C             5,000,000          3/12/02-          60,000
                                                                        3/12/03          Renewed

401K Plan     Kemper           3F895996-06             500,000          2/14/02-             561
                                                                        2/14/03          Renewed

Kidnap &      Chubb            81515304              2,000,000          9/4/01-            2,200
Ransom                                                                  9/4/02           Renewed

                                     Page 3

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                       DETAILED LISTING OF DISBURSEMENTS

Case Name:          ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                    CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:        01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:           March 1, 2002,               March 31, 2002

3.  Bank Accounts
    -------------

                                                                                             Others                      Ending
            Account                                Beg. Book                                 (Loan                        Book
Bank Name    Type               Account Number     Balance       Deposits   Disbursements     Adv.)       Transfers      Balance
---------   -------             --------------     ---------    --------    -------------    ------       ---------      -------
JP Morgan   Operating           777-019353          489,649     9,970,266    (9,466,934)    2,000,000   (2,622,758)       370,223
Chase

Comm. Nat.  MA Payroll          278084            3,401,360                  (2,174,248)                 2,221,300      3,448,412
Bank

            MA Payroll          277827                   83                      (6,124)                                   (6,041)


N/A         MA Petty            N/A                   2,015                                                                 2,015
            Cash

Trustmark   MS Payroll          8400000043          969,041                        (913)      151,389                   1,119,517
Savings Bank

            MS Petty            8400170941            3,188                      (5,984)                     3,951          1,155
            Cash

Bank of     MS                  87656-60545          11,724                    (158,788)      301,515      209,997        364,448
America     Medical

            Atl. Payroll        32566-83139          18,914                    (133,095)                   117,420          3,239

            CA Payroll          10981-03623         318,517         2,110        (5,219)                    35,560        350,968

            CA                  87650-60543          76,635                                                                76,635
            Operating

N/A         CA Petty            N/A                                                (256)          790                         534
            Cash

CitiBank    ACT                 30427603            309,047           848                                                 309,895
            Securities

            Corp.

Taipei Bank MS Taiwan           600170003419*        60,000                     (51,530)                    34,530         43,000
            Branch

TOTAL                                             5,660,173     9,973,224   (12,003,091)    2,453,694            0      6,084,000

*Taiwan Legal Entity determined a branch of CMC Industries, Inc.

Disbursements January 1, 2002 through March 31, 2002 were $30,994,820 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $5,349,680 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

Payments To/On             Amount            Date            Check #
--------------             ------            ----            -------
Professionals (attorneys,
   Accountants, etc.):

Morgan Lewis & Bockus      $ 109,198.41      01/28/2002      Wire Transfer
                           $ 227,285.00      03/08/2002      Wire Transfer
Mintz Levin                $ 421,585.42      02/26/2002      Wire Transfer
                           $ 245,759.96      03/26/2002      Wire Transfer

Payments To/On                         Amount          Date          Check #
--------------                         ------          ----          -------
Professionals (attorneys,
   Accountants, etc.): (cont'd)

Zolfo Cooper                        $ 441,959.95    03/07/2002    Wire Transfer
                                    $ 308,783.78    03/26/2002    Wire Transfer
Choate Hall                         $ 153,522.12    03/08/2002    Wire Transfer
                                    $  76,774.11    03/26/2002    Wire Transfer
PWC                                 $ 126,478.16    03/18/2002    Check #126015
Policano & Manzo                    $ 259,328.33    03/12/2002    Wire Transfer
                                    $ 124,891.83    03/27/2002    Wire Transfer
Bowditch & Dewey                    $  55,323.73    03/08/2002    Wire Transfer
Testa Hurwitz                       $  75,000.00    03/12/2002    Check #125697
Lazard Freres                       $ 328,285.34    03/26/2002    Wire Transfer


Pre-Petition Debts:
------------------

The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-1
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
March 31, 2002

(000's)

                                                12/20/01           01/31/02           02/28/02         03/31/2002
                                                --------           --------           --------         ----------
ASSETS
CURRENT ASSETS:
  Cash                                             4,357              5,981              5,598              6,084
  Other negotiable instruments                       --                 --                 --                 --
  Accounts receivable, net (OPR-3)                53,351             52,570             51,860             58,881
  Less: Allowance for doubtful accounts          (29,507)           (29,874)           (25,155)           (22,311)
  Inventory, at cost                              66,783             67,058             63,621             55,219
  Prepaid expenses and deposits                    3,546              7,025             11,073              8,060
  Investments                                        --
  Other (Def'd taxes and tax receivable)           7,200              7,181              7,181              7,181
                                                --------           --------           --------         ----------
TOTAL CURRENT ASSETS                             105,731            109,941            114,178            113,113

PROPERTY, PLANT AND EQUIPMENT, AT COST            42,995             42,995             37,994             32,724
Less: Accumulated depreciation                   (28,502)           (28,943)           (25,143)           (22,391)
                                                --------           --------           --------         ----------
NET PROPERTY, PLANT AND EQUIPMENT                 14,493             14,052             12,851             10,333

OTHER ASSETS
  Notes receivable affiliate                         602                302                --                 --
  Investment in subsidiaries                     140,497            140,497            140,497            140,497
  Intercompany receivable                         68,483             68,002             66,942             66,707
  Goodwill                                         5,016              4,994              5,008              5,008
  Other assets                                     1,516              1,957              1,956              2,006
                                                --------           --------           --------         ----------
TOTAL OTHER ASSETS                               216,115            215,752            214,403            214,218

TOTAL ASSETS                                     336,338            339,745            341,433            337,664


ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-2
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
March 31, 2002

(000's)


                                              12/20/01     01/31/02     02/28/02     03/31/02
                                              --------     --------     --------     --------
LIABILITIES AND STOCKHOLDER'S EQUITY

POST PETITION LIABILITIES (OPR-4)
  Priority debt                                    --         4,221        7,221        9,531
  Unsecured debt                                   --         3,251        6,644        3,431
                                              --------     --------     --------     --------

TOTAL POST PETITION LIABILITIES                    --         7,472       13,865       12,962

TOTAL PRE PETITION LIABILITIES                 366,255      365,254      364,937      364,882
                                              --------     --------     --------     --------
TOTAL LIABILITIES                              366,255      372,725      378,802      377,844

STOCKHOLDER'S EQUITY (DEFICIT)
  Preferred Stock                                  --           --           --           --
  Common Stock                                     171          171          171          171
  Paid-in capital                              168,574      169,980      169,980      169,980
  Retained earnings:
    Through filing date                       (198,662)    (198,662)    (198,662)    (198,662)
    Post filing date                                         (4,469)      (8,858)     (11,669)
                                              --------     --------     --------     --------
  Retained earnings                           (198,662)    (203,131)    (207,520)    (210,331)

TOTAL SHAREHOLDERS' EQUITY                     (29,917)     (32,980)     (37,369)     (40,180)
                                              --------     --------     --------     --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     336,338      339,745      341,433      337,664


                                     Page 7

ACT Manufacturing, Inc. and Subsidiaries
Summary of Accounts Receivable
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
March 31, 2002
        (000's)


      Date                   Accounts                             Total         0-30          31-60        61-90     Over 90 Days
      ----                   --------                             -----         ----          -----        -----     ------------

  1   December 20, 2001      Accounts Receivable                  53,351        22,975         9,981       5,144       15,250
                             Allowance for Doubtful Accounts     (29,507)       (3,000)       (6,599)     (4,930)     (14,978)
                                                                 -------        ------        ------      ------      -------
                                        Net A/R                   23,844        19,975         3,382         214          272




  2   January 31, 2002       Accounts Receivable                  52,570        25,375         6,727       3,983       16,485
                             Allowance for Doubtful Accounts     (29,874)       (7,999)       (3,078)     (3,295)     (15,502)
                                                                 -------        ------        ------      ------      -------
                                        Net A/R                   22,696        17,376         3,649         688          983

  3   February 28, 2002      Accounts Receivable                  51,860        27,027         8,655       4,906       11,272
                             Allowance for Doubtful Accounts     (25,155)       (6,274)       (3,782)     (4,437)     (10,662)
                                                                 -------        ------        ------      ------      -------
                                        Net A/R                   26,705        20,753         4,873         469          610


  4   March 31, 2002         Accounts Receivable                  58,881        29,051         8,114       5,069       16,647
                             Allowance for Doubtful Accounts     (22,311)       (1,351)       (1,766)     (3,011)     (16,183)
                                                                 -------        ------        ------      ------      -------
                                        Net A/R                   36,570        27,700         6,348       2,058          464



  5   April 30, 2002         Accounts Receivable                       -             -             -           -            -
                             Allowance for Doubtful Accounts           -             -             -           -            -
                                                                 -------        ------        ------      ------       ------
                                        Net A/R                        -             -             -           -            -


  6   May 31, 2002           Accounts Receivable                       -             -             -           -            -
                             Allowance for Doubtful Accounts           -             -             -           -            -
                                                                 -------        ------        ------      ------       ------
                                        Net A/R                        -             -             -           -            -


ACT Manufacturing, Inc. and Subsidiaries                              Form OPR-4
Schedule of Post Petition Liabilities
March 31, 2002
  (000's)

                                           Date          Due      Total
Post Petition Liabilities                Incurred        Date      Due     0-30    31-60     61-90   Over 90 days
------------------------------           --------     ---------  ------- -------  --------  -------  ------------
Taxes Payable:                           31-Mar-02    30-Apr-02
Federal Income Taxes                     31-Mar-02    30-Apr-02    167     167        -         -          -
FICA - Employer's Share                  31-Mar-02    30-Apr-02     59      59        -         -          -
Unemployment Tax                         31-Mar-02    30-Apr-02     --      --        -         -          -
State Income Tax                         31-Mar-02    30-Apr-02     1       1         -         -          -
State Sales and Use Tax                  31-Mar-02    30-Apr-02     --      --        -         -          -
State Tax, other                         31-Mar-02    30-Apr-02     21      21        -         -          -
Personal Property Tax                    31-Mar-02    30-Apr-02    101     101        -         -          -
                                                                  -----   -----    -----     -----      -----
Total Taxes Payable                                                349     349        -         -          -

Postpetition Secured Debt                31-Mar-02    30-Apr-02  9,170   9,170        -         -          -
Postpetition Unsecured Debt              31-Mar-02    30-Apr-02     --      --        -         -          -
Accrued Interest Payable                 31-Mar-02    30-Apr-02     12      12        -         -          -

Trade accounts payable and other:
AAVID THERMALLY                          31-Mar-02    30-Apr-02      6       -        4         2          -
AHM TECHNOLOGIES, INC                    31-Mar-02    30-Apr-02      1       1        -         -          -
ALL AMERICAN                             31-Mar-02    30-Apr-02      2       -        -         2          -
AMITRON CORP C/O OVER & OVER             31-Mar-02    30-Apr-02      1       1        -         -          -
ARROW ELECTRONICS                        31-Mar-02    30-Apr-02      1       -        -         1          -
ATLANTIC COASTAL ELECTRONICS             31-Mar-02    30-Apr-02      1       1        -         -          -
AUTOMATIC DATA PROCESSING                31-Mar-02    30-Apr-02      2       2        -         -          -
AVNET ELECTRONICS                        31-Mar-02    30-Apr-02      1       1        -         -          -
BRIGGS TOBACCO AND SPECIALTY             31-Mar-02    30-Apr-02      2       -        -         2          -
CIRCUIT SALES INTERNATIONAL              31-Mar-02    30-Apr-02     16      16        -         -          -
CIRCUITRONIX                             31-Mar-02    30-Apr-02     12      12        -         -          -
CITY LINK EXPRESS                        31-Mar-02    30-Apr-02      1       1        -         -          -
CLASSIC COMPONENTS                       31-Mar-02    30-Apr-02      4       2        2         -          -
CORETTA JACKSON                          31-Mar-02    30-Apr-02      1       1        -         -          -
CSB BATTERY OF AMERICA CORP              31-Mar-02    30-Apr-02      1       1        -         -          -
DIRECT FREIGHT GROUP                     31-Mar-02    30-Apr-02      1       1        -         -          -
FIBER INSTRUMENT                         31-Mar-02    30-Apr-02      1       -        -         1          -
FREDOM SALES AND MARKETING               31-Mar-02    30-Apr-02      7       7        -         -          -
G&F PRODUCE SERVICE                      31-Mar-02    30-Apr-02      2       -        -         2          -
GE CAPITAL                               31-Mar-02    30-Apr-02      3       3        -         -          -
HI-TECH FASTENERS                        31-Mar-02    30-Apr-02      5       5        -         -          -
IC ELECTRONICS                           31-Mar-02    30-Apr-02      1       1        -         -          -
INTERMEC TECHNOLOGIES GROUP              31-Mar-02    30-Apr-02      1       1        -         -          -
KEMA                                     31-Mar-02    30-Apr-02      2       2        -         -          -
KENT LANDSBERG                           31-Mar-02    30-Apr-02      2       2        -         -          -
MASS ELECTRIC                            31-Mar-02    30-Apr-02     16      16        -         -          -
MONTS CO                                 31-Mar-02    30-Apr-02     24      24        -         -          -
NEW ADVANTAGE                            31-Mar-02    30-Apr-02      1       -        -         1          -
NEWARK ELECTRONICS                       31-Mar-02    30-Apr-02     10      10        -         -          -
NEWCOMB SPRING OF TEXAS                  31-Mar-02    30-Apr-02      3       3        -         -          -
NSTAR                                    31-Mar-02    30-Apr-02      3       3        -         -          -
ORIENTAL PRINTED CIRCUITS                31-Mar-02    30-Apr-02      1       1        -         -          -
PIONEER STANDARD ELECTRONICS             31-Mar-02    30-Apr-02      7       4        3         -          -
POLARIS ELECTRONICS CORP                 31-Mar-02    30-Apr-02      2       -        1         1          -
RDI, INC.                                31-Mar-02    30-Apr-02      5       5        -         -          -
REED'S OFFICE SUPPLY & EQUIPMT           31-Mar-02    30-Apr-02      2       2        -         -          -
REXCAN CIRCUITS                          31-Mar-02    30-Apr-02      7       7        -         -          -
SALT LAKE CABLE & HARNESS INC            31-Mar-02    30-Apr-02      1       1        -         -          -
SAMTECH INC                              31-Mar-02    30-Apr-02      2       -        1         1          -
SECOND SOURCE                            31-Mar-02    30-Apr-02      2       2        -         -          -
SHELL ENERGY SERVICES                    31-Mar-02    30-Apr-02      2       2        -         -          -
SPEEDLINE GLOBAL SERVICES                31-Mar-02    30-Apr-02     61      61        -         -          -

ACT Manufacturing, Inc. and Subsidiaries                              Form OPR-4
Schedule of Post Petition Liabilities
March 31, 2002
  (000's)

                                         Date          Due      Total
Post Petition Liabilities              Incurred        Date      Due     0-30    31-60     61-90   Over 90 days
------------------------------         --------     ---------  ------- -------  --------  -------  ------------
TINTRONICS INDUSTRIES                  31-Mar-02    30-Apr-02       1       1         -        -         -
TITAN COMPONENTS, INC.                 31-Mar-02    30-Apr-02       7       7         -        -         -
TMS                                    31-Mar-02    30-Apr-02       1       1         -        -         -
TRC STAFFING SERVICES                  31-Mar-02    30-Apr-02       2       2         -        -         -
TTI                                    31-Mar-02    30-Apr-02       3       3         -        -         -
TTI                                    31-Mar-02    30-Apr-02       1       1         -        -         -
TYCO ELECTRONICS CORP                  31-Mar-02    30-Apr-02       9       -         -        9         -
TYCO PRINTED CIRCUITS                  31-Mar-02    30-Apr-02       1       1         -        -         -
UNITED STATES CRYSTAL CORP             31-Mar-02    30-Apr-02       1       1         -        -         -
UPS                                    31-Mar-02    30-Apr-02       2       2         -        -         -
VIKAY AMEICA, INC.                     31-Mar-02    30-Apr-02       3       3         -        -         -
WURZBURG BROS INC                      31-Mar-02    30-Apr-02       1       -         1        -         -

Equipment lease potential accrual      31-Mar-02    30-Apr-02   2,183     700       763      720         -
Mintz Levin                            31-Mar-02    30-Apr-02       -       -         -        -         -
Test, Hurwitz                          31-Mar-02    30-Apr-02     111     111         -        -         -
Lazard                                 31-Mar-02    30-Apr-02     175     175         -        -         -
Zolfo Cooper                           31-Mar-02    30-Apr-02       -       -         -        -         -
Policano & Manzo                       31-Mar-02    30-Apr-02     125     125         -        -         -
Morgan Lewis                           31-Mar-02    30-Apr-02     211     211         -        -         -
Bowdich & Dewey                        31-Mar-02    30-Apr-02      76      76         -        -         -
Choate, Hall & Stewart                 31-Mar-02    30-Apr-02     146     146         -        -         -
PwC                                    31-Mar-02    30-Apr-02      72      72         -        -         -
Verdolino & Lowey                      31-Mar-02    30-Apr-02      74      74         -        -         -
                    other                                           -
                                      ----------   ----------  ------  ------    ------   ------    ------
TOTAL ACCOUNTS PAYABLE AND OTHER                                3,431   1,914       775      742         -

TOTAL POST PETITION LIABILITIES                                12,962  11,445       775      742         -

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-5
CMC Industries, INc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number: 01-47641, 01-47642, 01-47643, 01-47644,
March 31, 2002
  (000's)



                                                  12/21/01-
                                                   01/31/02  02/28/02  03/31/02   04/30/02  05/31/02
                                                   --------  --------  --------   --------  --------
NET REVENUE                                          13,359    13,471    21,314
COST OF GOODS SOLD:
 Materials                                            9,509     9,852    15,670
 Labor - Direct                                       1,011     1,028     1,067
 Manufacturing Overhead                               2,819     2,009     3,530
                                                  ------------------------------
   TOTAL COSTS OF GOODS SOLD                         13,339    12,890    20,268

 GROSS PROFIT                                            21       581     1,046

Selling and Marketing                                   256       179       177
General and Administrative                            1,081       929       971
Other -
                                                  ------------------------------
   TOTAL OPERATING EXPENSES                           1,337     1,108     1,147

INCOME BEFORE INTEREST, DEPRECIATION, TAXES
 OR EXTRAORDINARY EXPENSES                           (1,316)     (528)     (101)

INTEREST EXPENSE (INCOME)                               473      (855)     (256)
DEPRECIATION                                            441       356       286
EXTRAORDINARY EXPENSE - Professional fees             1,946     1,520     1,508
EXTRAORDINARY EXPENSE - Equipment lease settlement        -     1,596    (1,553)
EXTRAORDINARY EXPENSE - Other                           292     1,244     2,725
INCOME TAX EXPENSE (BENEFIT)
                                                  ------------------------------

NET LOSS                                             (4,469)   (4,389)   (2,811)


ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-6
CMC Industries, INc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number: 01-47641, 01-47642, 01-47643, 01-47644,
March 31, 2002
  (000's)



                                                   12/21/01-
                                                    01/31/02  02/28/02  03/31/02   04/30/02  05/31/02
                                                    --------  --------  --------   --------  --------
SOURCES OF CASH
  Income (loss) from operations                      (4,469)    (4,389)   (2,811)
  Add: Depreciation, amortization & other non-cash      441      1,201     2,518
                                                    --------  --------  --------   --------  --------

CASH GENERATED FROM OPERATIONS                       (4,028)    (3,188)     (293)

  Add: Decrease in assets:
    Accounts receivable                               1,148
    Inventory                                                    3,436     8,403
    Prepaid expenses and deposits                                          3,013
    Plan, property and equipment
    Other                                             1,768      1,349       186
  Increase in liabilities
    Pre-petition liabilities
    Post-petition liabilities                         7,472      6,394
                                                    --------  --------  --------   --------  --------
TOTAL SOURCES OF CASH (A)                             6,359      7,991    11,309

USES OF CASH
  Increase in assets:
    Accounts receivable                                         (4,009)   (9,864)
    Inventory                                          (275)
    Prepaid expenses and deposits                    (3,460)    (4,048)
    Plant, property and equipment
    Other

  Decrease in liabilities
    Pre-petition liabilities                         (1,001)      (317)      (55)
    Post-petition liabilities                                               (903)
                                                    --------  --------  --------   --------  --------
  TOTAL USES OF CASH (B)                             (4,736)    (8,374)  (10,822)

NET SOURCE (USE) OF CASH (A-B=NET)                    1,623       (383)      487
CASH - BEGINNING BALANCE (See OPR-1)                  4,357      5,981     5,598
                                                    --------  --------  --------
CASH ENDING BALANCE (See OPR-1)                       5,980      5,598     6,084